UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A Amendment No. 1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report: December 15, 2004
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-2609	94-323914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously reported in a Current Report on Form 8-K dated
December 15, 2004 filed by PG&E Corporation and Pacific Gas and
Electric Company (Utility), on December 15, 2004, the Boards of
Directors of PG&E Corporation and the Utility adopted
resolutions to amend the bylaws of each company to become effective
January 1, 2005, to change the authorized number of directors of
PG&E Corporation from eight to ten and to change the authorized number of directors of the Utility from nine to eleven.  This amendment is being to filed to include the form of bylaw amendments as exhibits.

Item 9.01.  Financial Statements and
Exhibits

(c)  Exhibits

 99.1

 Resolution of the Board of Directors of PG&E Corporation
adopting an amendment to the Bylaws of PG&E Corporation
effective January 1, 2005

 99.2

 Resolution of the Board of Directors of Pacific Gas and Electric
Company adopting an amendment to the Bylaws of Pacific Gas and
Electric Company effective January 1, 2005

 SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of
1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

 PG&E CORPORATION

 By:

 /s/  LINDA Y.H. CHENG

 LINDA Y.H. CHENG
 Corporate Secretary

 PACIFIC GAS AND ELECTRIC COMPANY

 By:

 /s/  LINDA Y.H. CHENG

 LINDA Y.H. CHENG
 Corporate Secretary

Dated:  December 20, 2004

EXHIBIT INDEX

 99.1

 Resolution of the Board of Directors of PG&E Corporation
adopting an amendment to the Bylaws of PG&E Corporation
effective January 1, 2005

 99.2

 Resolution of the Board of Directors of Pacific Gas and Electric
Company adopting an amendment to the Bylaws of Pacific Gas and
Electric Company effective January 1, 2005